UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  SEPTEMBER 13, 2004
                                                       ------------------

                             SOLITRON DEVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            001-04978                                    22-1684144
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    (Commission File Number)                  (IRS Employer Identification No.)


3301 ELECTRONICS WAY, WEST PALM BEACH, FLORIDA             33407
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   (Address of Principal Executive Offices)              (Zip Code)

                                 (561) 848-4311
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE

         On September 13, 2004, we began the process of assessing the impact of Hurricane Frances on our operations. Our manufacturing operations and corporate headquarters, which are located in one leased facility in West Palm Beach, Florida, were closed for eleven calendar days due to Hurricane Frances and the power outage that resulted from the hurricane. While it is difficult at this time to predict the hurricane's total impact on our operations and our financial results for the year ending February 28, 2005, we believe that our inability to finalize and ship products during the closure of our facility will result in a loss of net sales in the range of $300,000 - $350,000 for such eleven calendar days. Additionally, our inability to fill certain of our orders in accordance with the initially agreed upon timetable may adversely affect our relationships with our customers and may result in a further loss of net sales if such customers seek an alternative manufacturer for their required products.

         Although we are still in the process of evaluating the potential loss and/or damage to our raw material supplies and our manufacturing equipment, our preliminary estimates are in the range of $40,000 - $50,000. Additionally, we are in the process of testing our manufacturing equipment, running tests and evaluating the loss and/or damage to products that were in the manufacturing stage at the time Hurricane Frances affected the West Palm Beach area. We do carry casualty and business interruption insurance. We initiated our insurance claims, but cannot be certain at this point how much proceeds, if any, we will recover from our insurance carrier to cover our losses.

         Certain statements in this Form 8-K are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Act of 1934, as amended, and are subject to the safe-harbor created by such sections. These forward-looking statements include,
(i) our estimates regarding the amount of loss of net sales; (ii) our estimates regarding the amount of loss and/or damage to our raw material supplies and our manufacturing equipment; (iii) our expectations regarding the impact of Hurricane Frances on our operations and our financial results, including, the effect on the relationships with our customers; and (iv) our expectations regarding our insurance coverage. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this Form 8-K. These risks include (i) that our actual losses and damages resulting from Hurricane Frances will differ from our estimates and expectations; (ii) that our operations and financial results may be impacted by Hurricane Frances in other ways not currently anticipated or assessed; and (iii) that we may encounter delays and/or difficulties with claims submitted under our insurance policy.

         The  information  furnished  herein  is not  deemed to be  "filed"  for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 15, 2004                         SOLITRON DEVICES, INC.


                                           /s/ Shevach Saraf
                                           ----------------------------------
                                           Chairman of the Board, President,
                                           Chief Executive Officer, Treasurer
                                           and Chief Financial Officer